UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

Partners Trust Financial Group, Inc.
(Exact name of registrant as specified in its charter)
Federal	001-31277	75-2993918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On April 16, 2003, Partners Trust Financial Group, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. That press release is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit
No. Description

99.1 Press release, dated April 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ John A. Zawadzki

John A. Zawadzki

President and Chief Executive Officer

Date: April 16, 2003

EXHIBIT INDEX

Exhibit
No. Description

99.1 Press release, dated April 16, 2003